UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2006 (April 6, 2006)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 7.01. Regulation FD Disclosure.
     On April 6, 2006, Abercrombie & Fitch Co. (the “Registrant”) issued a news release reporting net sales and comparable store sales for the five-week period ended April 1, 2006 and net sales and comparable store sales for the fiscal year-to-date. A copy of the April 6, 2006 news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In connection with the April 6, 2006 news release, the Registrant has made available by telephone a pre-recorded message addressing the Registrant’s net sales and comparable store sales for the five-week period ended April 1, 2006 and net sales and comparable store sales for the fiscal year-to-date. A copy of the pre-recorded sales message transcript is furnished as Exhibit 99.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable
(d) Exhibits:
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Abercrombie & Fitch Co. on April 6, 2006

99.2	Transcript of pre-recorded message of Abercrombie & Fitch Co. addressing net sales and comparable store sales for the five-week period ended April 1, 2006 and for the fiscal year-to-date

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH Co.
Dated: April 10, 2006	By:	/s/ Michael W. Kramer
Michael W. Kramer
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 10, 2006
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on April 6, 2006

99.2	Transcript of pre-recorded message of Abercrombie & Fitch Co. addressing net sales and comparable store sales for the five-week period ended April 1, 2006 and for the fiscal year-to-date